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How You Can Earn 9% APY as a Lender With Democratized Prime Figure Markets 2,814 followers July 28, 2025 Democratized Prime (DP) is Figure Markets' decentralized borrow-and lend marketplace. Institutions post cash-flowing assets as collateral in order to borrow working capital. Lenders, whether individuals or institutions, supply that capital and earn a yield that tracks the income those assets generate. Two lending pools are live today real-world HELOCs (RWAs) and Margin positions; dozens more are planned. Type of Lending Pools Currently Available: 1. Real-world HELOCs (RWAs) 2. Margin-trading positions This article focuses on the YLDS-HELOC pool, where lenders post YLDS, Figure Markets' SEC-registered yielding stablecoin.

Lets start with YLDS and why it's paired on the other side of the pool o Baseline yield: Simply holding YLDS accrues interest at SOFR minus 50 bp (currently about 3.85% as of 7.17.2025). o Earning while bidding: because you are earning while bidding, if your offer is not accepted in the auction, you are still bringing in a return while waiting because your bids is in YLDS, a yield bearing stablecoin. Participating as a Lender: Step-by-Step 1. Acquire $YLDS - purchase directly in the Figure Markets app or on our website 2. Create a lending offer - choose the amount and the minimum rate you are willing to accept.

3. Await hourly auction - all filled lenders receive the single clearing rate, even if they bid lower. 4. Earn interest immediately - filled offers start accruing at the clearing rate for the entire hour and $YLDS is held to make the offers, participants earn yield via holding.

8/1/25, 9:20 AM How You Can Earn 9% APY as a Lender With Democratized Prime | LinkedIn


Offer book
Rate history
Estimated next period auction
Total offers: $15,161,093
9.0%
8.9%
8.8%
8.7%
8.5%
8.3%
8.0%
0.00
2.02M
4.05M
6.07M
8.09M
10.12M
12.14M
14.16M

Inside the Hourly Dutch Auction

- **Submission:** Your YLDS transfer moves into the DP smart-contract orderbook.
- **Clearing:** At the top of the hour, the contract selects the highest borrowing rate required to satisfy demand; that rate applies to all lenders filled during the cycle.
- **Settlement:** YLDS shift from the orderbook to the borrower's wallet. The borrower now holds an interest-bearing stablecoin and is obligated to service the loan at the auction rate.
- **Withdrawing**: if you wish to withdraw, you can do so after each hour clears. You can withdraw as much funds as you'd like if there is enough in resting liquidity to do so. If there is not, rates will spike to 30% until more liquidity is added.

Borrow demand is displayed as "Max orderbook size." Borrowers accept only those lender offers that meet—or undercut—the rate they are prepared to pay.

Example: A $2,000 YLDS Offer

1. Enter $2000 at 8.0%; submit.
2. Offer queues below the current 9.0% clearing rate.
3. Auction clears; your offer is accepted and filled.
4. Interest begins accruing at 9% and rolls every hour
5. Borrower now earns ≈ 3.8% on the YLDS they hold, while paying 9% to the pool. They can then decide what to do with their YLDS after.

Risk Management and Collateral Protection

- **Over-collateralization:** Borrowers may draw only up to 90% of pledged loan value, leaving a 10% cushion.
- **Liquidation:** If a borrower fails to repay, collateral liquidates to cover lender principal and interest.
- **Transparency:** Collateral metrics update hourly on the DP dashboard.

Looking Ahead

As additional asset classes join the platform, DP will operate multiple, independent pools. Each pool will follow the same Dutch-auction mechanics, allowing yields to adjust automatically to real-time supply and demand.

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Disclosures: The 9% rate referenced is not guaranteed and subject to change as new offers are placed. Democratized Prime uses a Dutch auction method for its borrowers/lenders. There is an inherent risk due to interest rate volatility in a Dutch auction interest rates in the auction may rise rapidly. At the time of acceptance, your loan may be filled with a different or higher interest rate than offered at the time of selection. The interest rate is only fixed at the time of loan approval and not at the time of loan acceptance. Participation in the mentioned lending pool within Demo Prime is exclusively conducted using YLDS. YLDS must be purchased prior to participating in the lending pool. No other tokens or currencies (including USD or USDC) can be used for lending in this pool. YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates.